UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: September 20, 2006

MANGAPETS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

Rene Hamouth, Chief Executive Officer
2608 Finch Hill, Vancouver, British Columbia, Canada V7S 3H1
(Address of principal executive offices)

(604) 922-7774
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

Mangapets Inc. has issued a cancellation resolution on the total of 1,875,000 shares belonging to three directors Joe LaCascia, Paul Weinstock, and Brian Woods. The company had issued shares to these directors because all three of these directors backgrounds and expertise are directly related to the on-line gaming industry which the company is no longer pursuing. The company has asked for the resignation of all three directors from the board in so far as the company no longer needs their special skills.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MangaPets, Inc.

Date: September 21, 2006	By:	/s/ Rene Hamouth

	Name:	Rene Hamouth
	Title:	Chief Executive Officer